
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund II, Ltd. at June 30, 1999,  and its statement of income for the six months then ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL Income  Fund II,  Ltd.  for the six  months  ended June 30,
1999.
</LEGEND>

<PERIOD-TYPE>                   6-mos
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         1,525,898<F2>
<SECURITIES>                                   0
<RECEIVABLES>                                  165,477
<ALLOWANCES>                                   56,630
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         15,918,586
<DEPRECIATION>                                 3,732,540
<TOTAL-ASSETS>                                 18,345,650
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     17,564,470
<TOTAL-LIABILITY-AND-EQUITY>                   18,345,650
<SALES>                                        0
<TOTAL-REVENUES>                               893,515
<CGS>                                          0
<TOTAL-COSTS>                                  346,183
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                954,847
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            954,847
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   954,847
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature  of its  industry,  CNL  Income  Fund  II,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes 683,770 in restricted cash.

